SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1998



                         S/M REAL ESTATE FUND VII, LTD.
             (formerly Shearson-Murray Real Estate Fund VII, Ltd.)
              Exact Name of Registrant as Specified in its Charter




       Texas                           0-11779                75-1845682
 State or Other Jurisdiction          Commission            I.R.S. Employer
 of Incorporation or Organization    File Number          Identification No.


5520 LBJ Freeway, Suite 500, Dallas, Texas                      75240
Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:  (972) 404-7100


Not applicable
(Former name or former address, if changed since last report)


Item 5.   Other Events.

          On June 16, 1998, DA Group Holdings, Inc., a Delaware corporation ("DA"), and Anterra Property Investors VIII, Inc., a Texas corporation ("Anterra"), entered into a Stock Purchase Agreement (the "Agreement"). Pursuant to the Agreement, Anterra purchased from DA all of the issued and outstanding shares of common stock, $1.00 par value per share, of SM7 Apartment Investors, Inc., a Texas corporation ("SM7"). SM7 is a general partner of the Registrant. Anterra is an affiliate of Anterra Property Investors VII, Inc., which is a general partner of Crozier Partners VII, Ltd., which in turn is a general partner of the Registrant.

          A copy of the Agreement is filed as an exhibit to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          2.1 Stock Purchase Agreement, dated June 16, 1998, between DA Group Holdings, Inc. and Anterra Property Investors VIII, Inc.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 26, 1998

                            S/M REAL ESTATE FUND VII, LTD.

                            By:  SM7 APARTMENT INVESTORS, INC.
                                 A General Partner


                            By:  s/Richard E. Hoffmann/
                                 Richard E. Hoffmann
                                 President, Treasurer and Director


                            By:  CROZIER PARTNERS VII, LTD.
                                 A General Partner

                            By:  ANTERRA PROPERTY INVESTORS VII, INC.
                                 General Partner of Crozier Partners VII, Ltd.


                            By:  s/Richard E. Hoffmann/
                                 Richard E. Hoffmann
                                 President, Treasurer and Director



                            By:  MURRAY REALTY INVESTORS VII, INC.
                                 A General Partner


                            By:  s/Charles W. Karlen/
                                 Charles W. Karlen
                                 Vice President





                         S/M REAL ESTATE FUND VII, LTD.

                               INDEX TO EXHIBITS


EXHIBIT


2.1  Stock Purchase Agreement, dated June 16, 1998, between DA
     Group Holdings, Inc. and Anterra Property Investors VIII,
     Inc.